EXHIBIT 99.1

                 MASTR ASSET SECURITIZATION TRUST SERIES 2002-4
                           WHOLE LOAN 30YR FIXED-RATE

DEAL SIZE                                 $476MM

GWAC                                      7.059% +/-15BPS

WAM                                         358 +/- 2 MONTHS

CALIFORNIA                                45.0% MAX

AVG LOAN BALANCE                          $445 APPROX.

WA LTV                                    71% APPROX.

LOAN PURPOSE:      PURCHASE                     47.8% APPROX.
                   NO CASH REFI                 33.1% APPROX.
                   CASH-OUT REFI                18.5% APPROX.
                   CONSTRUCTION PERM             0.6% APPROX.

PROPERTY TYPE:     SF/PUD                       95.3% APPROX.
                   OTHER                         4.7% APPROX.

DOC TYPE:          FULL/ALT                     79.3% APPROX.
                   FULL INCOME/LIMITED ASSET     8.8% APPROX.
                   STREAMLINE DOC                3.4% APPROX.
                   STATED INC / FULL ASSET       8.3% APPROX.
                   OTHER                         0.2% APPROX.

OCCUPANCY:         PRIMARY                      96.5% APPROX.
                   SECONDARY                     3.4% APPROX.
                   INVESTOR                      0.1% APPROX.

WA FICO                                          732 APPROX.

AAA RATINGS                               2 OF 3 (S&P, MOODYS. FITCH)

ESTIMATED SUBORDINATION LEVEL             3.25% APPROX.

PRICING SPEED                             300% PSA

SETTLEMENT DATE                           07/30/02

DEPOSITOR                                 MORTGAGE ASSET SECURITIZATION
                                             TRANSACTIONS, INC.

MASTER SERVICER/BOND ADMINISTRATOR        WELLS FARGO BANK MINNESOTA, NA



                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.



The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.